UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2023

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079
New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

ABRI SPAC I, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	CAUDW	Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “Combined Company,” “Collective Audience,” and the “Company” refer to Collective Audience, Inc., a Delaware corporation (f/k/a Abri SPAC I, Inc., a Delaware corporation), after giving effect to the Business Combination (as defined below), and as renamed Collective Audience, Inc., and where appropriate, our wholly-owned subsidiaries (including DLQ, Inc., as defined below) following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references “Abri” refer to ABRI SPAC, Inc., a Delaware corporation, prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the Securities and Exchange Commission (the “SEC”), including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Report controls.

The Business Combination

As previously announced, on September 9, 2022, Abri SPAC I, Inc., a Delaware corporation (“Abri”), Abri Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Abri (“Merger Sub”), Logiq, Inc., a Delaware corporation (“Logiq or “DLQ Parent”) whose common stock is quoted on OTCQX Market under the ticker symbol “LGIQ” and, DLQ, Inc., a Nevada corporation and wholly owned subsidiary of DLQ Parent (“DLQ”) entered into a Merger Agreement (the “Merger Agreement”), included as an exhibit to this Current Report on Form 8-K as Exhibit 2.1.

As previously reported on the Current Report on Form 8-K filed by Abri with the Securities and Exchange Commission (“SEC”) on October 23, 2023 Abri held a special meeting of its stockholders (the “Special Meeting”), at which holders of 2,326,539 or 96.5% shares of Abri Common Stock ( the “Abri Common Stock”) were present in person or by proxy, constituting a quorum for the transaction of business. Only stockholders of record as of the close of business on September 1, 2023, the record date (the “Record Date”) for the Special Meeting, were entitled to vote at the Special Meeting. As of the Record Date, 2,410,226 shares of Abri Common Stock were outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, Abri’s stockholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement filed by Abri with the SEC on September 29, 2023 (the “Proxy Statement/Prospectus”), including, among other things, the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, including the merger of Merger Sub with and into DLQ, with DLQ continuing as the surviving corporation and as a wholly-owned subsidiary of Collective Audience, and the issuance of Collective Audience securities as consideration thereunder, as described in the section titled “The Business Combination Proposal (Proposal 1)” beginning on page 90 of the Proxy Statement/Prospectus (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

On November 2, 2023 (the “Closing Date”), the Business Combination, among other transactions contemplated by the Merger Agreement, was completed (the “Closing”).

The Merger Consideration and Treatment of Securities

At Closing, pursuant to the terms of the Merger Agreement and after giving effect to the redemptions of shares of Abri Common Stock:

●	The total consideration paid at Closing (the “Merger Consideration”) by Abri to DLQ security holders was 11,400,000 shares of the Company common stock valued at $114 million (the “Consideration Shares”);

●	Each share of DLQ Common Stock, if any, that was owned by Abri, Merger Sub, DLQ or any other affiliate of Abri immediately prior to the effective time of the Merger (the “Effective Time”) was automatically cancelled and retired without any conversion or consideration;

●	each share of Merger Sub common stock, par value $0.0001 per share (“Merger Sub Common Stock”), issued and outstanding immediately prior to the Effective Time was converted into one newly issued share of Common Stock of the Surviving Corporation.

Concurrent with Closing, upon issuance of the Consideration Shares, DLQ Parent declared a share dividend of 3,762,000 Consideration Shares (representing 33% of the total Consideration Shares) to the DLQ Parent stockholders (the “Logiq Dividend”) of record as of October 24, 2023 (the “Dividend Record Date”). Certain DLQ Parent stockholders which are entitled to 1,500,000 of such Logiq Dividend shares agreed to become subject to an Escrow Agreement (the “Reset Shares”). The Reset Shares may be released to certain institutional investors to cover any reset in the amount of Consideration Shares to cover a $5 million investment in DLQ (the “DLQ Investment”) in the form of convertible promissory notes issued by DLQ (the “DLQ Notes”). Additionally, an aggregate of $5,000,000 of DLQ Notes converted into shares of common stock of DLQ representing an aggregate of 14% of the outstanding capital stock of DLQ and were exchanged for an aggregate of 1,600,000 Consideration Shares. The remaining 53% of Consideration Shares were issued to DLQ Parent, are subject to an 11-month lock-up, and will be deposited into a separate escrow account, and such escrow which will be released once the DLQ Investors recoup their original investment amounts.

Concurrent with Closing, Abri and certain members of DLQ Management entered into a Management Earnout Agreement (as defined below) wherein certain members of DLQ management have the opportunity to earn up to 2,000,000 shares of Abri Common Stock. Concurrent with Closing, Abri and Sponsor entered into a Sponsor Earnout Agreement (as defined below) wherein certain members of DLQ management have the contingent right to earn to earn up to 1,000,000 shares of Abri Common Stock.

Item 1.01. Entry into Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Amended and Restated Registration Rights Agreement

On November 2, 2023 Abri, the Sponsor and Chardan Capital Markets, LLC as underwriter and financial advisor to Abri (the “Underwriter”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which the Sponsor, holders of founder shares, the Underwriter and holders of the Lock-Up Shares and recipients of the Management Earnout Shares and Sponsor Earnout Shares, if any, will be provided certain rights relating to the registration of certain Abri securities.

The Amended and Restated Registration Rights Agreement provides that the Company shall, within 30 days receipt of the Company of a demand (the “Filing Deadline”), file with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of the shares of all securities registrable pursuant to the Amended and Restated Registration Rights Agreement held by the signatories thereto (other than the Company). The Company is not obligated to effect more than two demands for registration per calendar year. The Company will use its commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable after the filing thereof, but the Company shall have the right to defer any demand for registration for 90 days, as described in the Amended and Restated Registration Rights Agreement. In addition, the holders of these securities will have certain “piggy-back” registration rights. The Company will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Amended and Restated Registration Rights Agreement. The Company and the other signatories to the Amended and Restated Registration Rights Agreement will provide customary indemnification in connection with any offerings of Common Stock effected pursuant to the terms of such.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Registration Rights Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Voting Agreement

On November 2, 2023, Abri, the Sponsor and certain holders of Abri Common Stock (as identified in the Voting Agreement) entered into a voting agreement (the “Voting Agreement”), pursuant to which such holders of Abri Common Stock agreed to vote in favor of certain matters relating to the nomination and election of the Post-Closing Board of Directors (as described in the Voting Agreement).

Management Earnout Agreement

On November 2, 2023, Abri and certain members of DLQ Management entered into a management earnout agreement (the “Management Earnout Agreement”), pursuant to which certain members of the management team of DLQ specified on schedule A to the Management Earnout Agreement (the “Management”) have the contingent right to earn the Management Earnout Shares (as defined in the Management Earnout Agreement). The Management Earnout Shares consist of 2,000,000 shares of Abri Common Stock (the “Management Earnout Shares”). The release of the Management Earnout Shares shall occur as follows:

●	500,000 Management Earnout Shares will be earned and released upon satisfaction of the First Milestone Event (as defined in the Management Earnout Agreement);

●	650,000 Management Earnout Shares will be earned and released upon satisfaction of the Second Milestone Event (as defined in the Management Earnout Agreement); and

●	850,000 Management Earnout Shares will be earned and released upon satisfaction of the Third Milestone Event (as defined in the Management Earnout Agreement).

The foregoing description of the Management Earnout Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Management Earnout Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Sponsor Earnout Agreement

On November 2, 2023, in connection with the Closing, Abri and the Sponsor entered into a sponsor earnout agreement (the “Sponsor Earnout Agreement”), pursuant to which the Sponsor will have the contingent right to earn the Sponsor Earnout Shares (as defined in the Sponsor Earnout Agreement). The Sponsor Earnout Shares consist of 1,000,000 shares of Abri Common Stock (the “Sponsor Earnout Shares”). The release of the Sponsor Earnout Shares shall occur as follows:

●	250,000 Sponsor Earnout Shares will be earned and released upon satisfaction of the First Milestone Event (as defined in the Sponsor Earnout Agreement);

●	350,000 Sponsor Earnout Shares will be earned and released upon satisfaction of the Second Milestone Event (as defined in the Sponsor Earnout Agreement); and

●	400,000 Sponsor Earnout Shares will be earned and released upon satisfaction of the Third Milestone Event (as defined in the Sponsor Earnout Agreement).

The foregoing description of the Sponsor Earnout Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Earnout Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Warrant Revenue Sharing Side Letter

On November 2, 2023, in connection with the execution of the Merger Agreement, Abri, DLQ and the Sponsor entered into a letter agreement (the “Warrant Revenue Sharing Side Letter”), pursuant to which Abri and DLQ will divide the proceeds from the Warrant Exercise Price (as defined in the Warrant Revenue Sharing Side Letter), arising from the exercise of the warrants issued as part of the Abri Units sold in its initial public offering whereby twenty percent (20%) of the Warrant Exercise Price received in cash by Abri shall be delivered to the Sponsor in cash or immediately available funds not later than three (3) days following Abri’s receipt of the cash exercise price of any Warrant. Based upon the terms stated in the Warrant Revenue Sharing Side Letter, the Company intends to use fair value and account for the exercise of such warrants as a liability. The Company has not given any effect to such accounting treatment in the pro forma financial information included in the Proxy Statement/Prospectus.

The foregoing description of the Warrant Revenue Side Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Revenue Side Letter and is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Lock-Up Agreement

On November 2, 2023, in connection with Closing, Abri, and DLQ Parent entered into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which each DLQ Parent agreed, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, fifty three percent (53%) of the shares of Abri Common Stock held by them as part of the Merger Consideration, which shares do not include the Dividend Shares, (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Common Stock if any, acquired during the Lock-Up Period (as defined below), the “Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise, or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 11 months after the Closing Date (the period from the date of the Lock-Up Agreement until such date, the “Lock-Up Period”). DLQ also caused certain members of its management to enter into a Lock-up Agreement concerning shares of Abri Common Stock they will own.

The material terms of the Lock-Up Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 94 titled “Certain Related Agreements—Lock-Up Agreements” and is incorporated by reference herein. The foregoing description of Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Future Financing Right of First Refusal Agreement

On November 2, 2023, in connection with Closing, the Sponsor, Abri and the Company entered into an agreement (the “ROFR Agreement”), pursuant to which the Sponsor shall have a right of first refusal to serve as the exclusive source of financing for the Company after the closing of the Business Combination in an amount of up to $30 million in debt or equity financing, and the parties shall each use commercially reasonable efforts to enter into a mutually acceptable agreement for any such financing. The ROFR Agreement terminated upon either (i) the consummation of the financing for the Company, (ii) the mutual consent of the parties, or (iii) 24 months from date of the ROFR Agreement.

The foregoing description of the ROFR Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the ROFR Agreement is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Indemnification Agreement

The Company has entered, and expects to continue to enter into, indemnification agreements with its directors, executive officers and other key employees as determined by its board of directors (the “Board”). The indemnification agreements will provide that the Company will indemnify each of its directors, executive officers, and other key employees against any and all expenses incurred by such director, executive officer, or other key employee because of his or her status as one of the Company’s directors, executive officers, or other key employees, to the fullest extent permitted by law, including Delaware Law, the Second Amended and Restated Certificate of Incorporation (as defined below) and the Bylaws (as defined below). In addition, the indemnification agreements will provide that, to the fullest extent permitted by law, New Grove will advance all expenses incurred by its directors, executive officers, and other key employees in connection with the legal proceeding involving his or her status as a director, executive director, or key employee.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 of this Report also discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On November 2, 2023, 11,400,000 shares of Company Common Stock and were issued to DLQ Parent as Merger Consideration. After giving effect to the issuances in connection with the Closing, 13,220,063 shares of Company Common Stock were outstanding. On October 23, 2023 stockholders holding 619,963 of the Abri’s public shares exercised their right to redeem such shares, after giving effect to certain redemption elections prior to Closing, for a pro rata portion of the funds in Abri’s trust account (the “Trust Account”). As a result, $ 6,651,963 (approximately $10.72 per share) was removed from the Trust Account to pay such holders. Following redemptions, the Company had 62,185 public shares of common stock outstanding.

On November 3, 2023, the Company’s Common Stock began trading on the Nasdaq Global Market under the symbol “CAUD.” the warrants to purchase Common Stock will begin trading on OTC under the symbol “CAUDW”. The units previously trading under the symbol “ASPAU” were separated into their separate components and ceased to trade.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Abri was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to Abri is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for purposes of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Company. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, forward-looking statements may be identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The Company cautions readers of this Current Report on Form 8-K that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, which could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, achievement of the Earnout Consideration, other performance metrics, projections of market opportunity, expected management and governance of the Combined Company. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. The risk factors and cautionary language contained in this Current Report on Form 8-K, and incorporated herein by reference, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:

●	changes in the competitive industries and markets in which the Company operates or plans to operate;

●	changes in applicable laws or regulations affecting the Company’s business;

●	the Company’s ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;

●	risks related to the Company’s potential inability to achieve or maintain profitability and generate significant revenue;

●	current and future conditions in the global economy, including as a result of economic uncertainty, and its impact on the Company, its business and the markets in which it operates;

●	the Company’s potential inability to manage growth effectively;

●	the Company’s ability to recruit, train and retain qualified personnel;

●	estimates for the prospects and financial performance of the Company’s business may prove to be incorrect or materially different from actual results;

●	costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination;

●	risks related to the Company’s marketing and growth strategies;

●	the effects of competition on the Company’s business;

●	expectations with respect to future operating and financial performance and growth, including when the Company will generate positive cash flow from operations;

●	the Company’s ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by its business plan;

●	other risks and uncertainties indicated in this Current Report on Form 8-K, including those under “Risk Factors” beginning on page 51 in the Proxy Statement/Prospectus and other filings that have been made or will be made with the SEC by the Company.

In addition, there may be events that the Company’s management is not able to predict accurately or over which the Company has no control.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Information About DLQ” beginning on page 146, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company are described in the Proxy Statement/Prospectus beginning on page 51 and specifically including in the in the sections titled “Risk Factors – Risks Related to DLQ’s Business,” beginning on page 51, and “Risks related to Combined Company Common Stock” beginning on page 80 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Financial Information

The Carve-Out Consolidated Statement of Operations and cash flows data of DLQ for the six (6)-months ended June 30, 2023 and June 30, 2022, and fiscal years ended December 31, 2022, and the balance sheets data of DLQ as of June 30, 2023, December 31, 2022 are described in the Proxy Statement/Prospectus in the section titled “Selected Historical Financial Information of DLQ” beginning on page 48, and that information is incorporated herein by reference.

Information responsive to Item 2 of Form 10 is set forth in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of DLQ” beginning on page 159, and that information is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the Management’s Discussion and Analysis of Financial Condition and Results of Operations of DLQ as of June 30, 2023 and 2022 and for the fiscal years ended December 31, 2022 and 2021 included in Exhibit 99.2 of this Current Report on Form 8-K, and incorporated herein by reference. Reference is further made to the disclosure contained in the Proxy Statement in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Abri” beginning on page 141 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of DLQ,” beginning on page 159, which are incorporated herein by reference.

Facilities/Properties

The description of the Company’s facilities is contained in the Proxy Statement/Prospectus in the section titled “Information about DLQ - Facilities,” on page 158 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock, as of November 2, 2023 following the consummation of the Business Combination, by:

●	each person known by the Company to be the beneficial owner of more than 5% of a class of voting securities on November 2, 2023;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately after Closing, sole voting and investment power with respect to all shares of our Common Stock that they beneficially own, subject to applicable community property laws. Any shares of our Common Stock subject to options or Warrants exercisable within 60 days from Closing are deemed to be outstanding and beneficially owned by the persons holding those options or Warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of Common Stock and Voting Percentage is based on 13,220,263 shares of our Common Stock outstanding upon consummation of the Business Combination on November 2, 2023, but does not take into account any Management Earnout Shares, Sponsor Earnout Shares or 6,028,518 public and private Warrants issued and outstanding as of the date hereof.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(4)		% of Common Stock	Voting Percentage
Directors and Executive Officers(1)
Christopher Hardt			—%	—%
Brent Suen	19,578	(2)	0.14%	0.14%
Nadine Watt			—%	—%
Elisabeth DeMarse	—		—%	—%
Denis Duncan	—		—%	—%
All executive officers and directors as a group (5 individuals)	19,578		0.14%	0.14%

5% or More Stockholders:
Abri Ventures I, LLC.(3)	1,688,078		12.8%	12.8%
Logiq, Inc.	6,038,000		45.60%	45.6%
Jeffrey Tirman(3)	1,688,078		12.8%	12.8%
Polar Multi-Strategy Master Fund(5)	800,000		6.05%	6.05%
Kepos Alpha Master Fund. L.P.(6)	800,000		6.05%	6.05%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is: 85 Broad Street 16-079, New York, New York, 10004.

(2)	Does not include any Management Earnout Shares and are subject to the Lock-Up Agreement

(3)	The business address of each of Abri Ventures I, LLC, 9663 Santa Monica Blvd., No. 1091, Beverly Hills, CA 90210. Abri Ventures I, LLC, our Sponsor, is the record holder of the shares reported herein. Abri Advisors Ltd. is the managing member of our Sponsor. Jeffrey Tirman, our former Chairman and Chief Executive Officer, is the managing executive director of Abri Advisors Ltd., and as such has voting and dispositive power over the shares owned by Abri Ventures I, LLC. By virtue of this relationship, Mr. Tirman may be deemed to have beneficial ownership of the securities held of record by our Sponsor.

(4)	The table does not reflect the common shares underlying the Sponsor Earnout Agreement and/or the Management Earnout Agreement.

(5)	The business address of Polar Multi-Strategy Master Fund is 94 Solaris Avenue Campana Bay, Grand Cayman KY1-1108 Cayman Islands.

(6)	The business address of Kepos Alpha Master Fund, L.P. is 11 Times Square, 35th Floor, New York NY 1003. Kepos Capital LP is the investment manager of Kepos Alpha Master Fund L.P. and Kepos Partners LLC is the General Partner of Kepos Alpha Master Fund L.P. may each be deemed to have voting and dispositive power with respect to the common shares. The general partner of Kepos Capital LP is Kepos Capital GP LLC and the Managing Member of Kepos Partners LLC is Kepos Partners MM LLC. Mark Carhart controls Kepos Capital GP LLC and Kepos Partners MM LLC and, accordingly, may be deemed to have voting and dispositive power with respect to the common shares held by Kepos Alpha Master Fund L.P. Mr. Carhart disclaims beneficial ownership of the common shares held by Kepos Alpha Master Fund L.P.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company After the Business Combination,” beginning on page 195 which is incorporated herein by reference.

Director and Executive Compensation

The following persons constitute the executive officers and directors of the Company:

Name	Age	Position
Brent Suen	55	Director Nominee; Chief Executive Officer
Robb Billy	49	Chief Financial Officer
Chris Andrews	46	Chief Operating Officer
Christopher Hardt	56	Director Nominee
Nadine Watt	52	Independent Director Nominee
Elisabeth DeMarse	68	Independent Director Nominee
Denis Duncan	64	Independent Director Nominee

Information regarding the compensation of the named executive officers and directors of Abri, DLQ and DLQ Parent before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive And Director Compensation,” beginning on page 192 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The standing committees of Combined Company’s board of directors will consist of an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Technology Sub-Committee.

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and following the Business Combination will consist of Nadine Watt, Elisabeth DeMarse and Denis Duncan, each of whom are independent directors and are “financially literate” as defined under the Nasdaq listing standards. Denis Duncan will serve as chairman of the Audit Committee. Our Board has determined that Mr. Duncan qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The audit committee’s duties are specified in our Audit Committee Charter.

The Compensation Committee consists of Nadine Watt, Elisabeth DeMarse and Denis Duncan, each of whom is an independent director. Elisabeth DeMarse will serve as chairman of the Compensation Committee. The functions of the Compensation Committee is set forth in a Compensation Committee Charter.

The Nominating Committee will consist of Nadine Watt and Denis Duncan, each of whom is an independent director under Nasdaq’s listing standards. Ms. Watt will serve as the chair of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, is specified in the Nominating Committee Charter.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions of Abri and DLQ are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Transactions” beginning on page 214 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Combined Company’s board of directors has determined that each of Nadine Watt, Elisabeth DeMarse and Denis Duncan will be an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Management After the Business Combination-Director Independence,” beginning on page 198 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement-Amended and Restated Registration Rights Agreement,” and “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The Company adopted a formal written policy effective upon the Business Combination providing that the Company’s executive officers, directors, director nominees, beneficial owners of more than 5% of any class of the Company’s voting securities and any member of the immediate family of any of the foregoing persons are not permitted to enter into a related party transaction with the Company without reporting the transaction to the company counsel and the approval of the Company’s audit and risk committee, subject to the exceptions described below.

A related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which the Company was or is to be a participant in which the amount involves exceeds $120,000 in the aggregate in any fiscal year, and in which a related party had or will have a direct or indirect material interest. Transactions involving compensation provided to the Company as an employee or director and certain other transactions were reviewed and approved by the compensation committee of the Company Board.

Under the policy, the audit and risk committee of the Company Board will review all of the relevant material facts and circumstances of the proposed related party transaction, satisfy itself that it has been fully informed as to the material facts of the applicable related party’s relationship and interest, will determine if the proposed related party transaction is in the best interests of the Company and its shareholders, and will either approve or disapprove of the entry into the proposed related party transaction. In addition, under the Company’s Code of Business Conduct and Ethics, directors and executive officers have an affirmative responsibility to seek determinations and prior authorizations or approvals of potential conflicts of interest exclusively from the Company Board.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information About DLQ-Legal Proceedings beginning on page 158 which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Following the Closing of the Business Combination, the Company Common Stock began trading on the Nasdaq Global Market under the symbol “CAUD” and the Company’s warrants to purchase Common Stock began trading on the Nasdaq Global Market under the symbol “CAUDW” on or about November 3, 2023. The Company has not paid any cash dividends on its common stock to date.

The Company Board, in its sole discretion, will make any determination from time to time with respect to the use of any excess cash accumulated, which may include, among other uses, the payment of dividends on the Common Stock. It is not contemplated that the Company will pay cash dividends for the foreseeable future.

Recent Sales of Unregistered Securities

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Abri” beginning on page 141, and “Certain Relationships and Related Transactions” beginning on page 214 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities of the Combined Company,” beginning on page 195 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The Company has authorized 200,000,000 shares of common stock, and 100,000,000 shares of preferred stock, par value $0.0001 per share. The outstanding shares of the Company’s common stock are fully paid and non-assessable. As of the Closing Date, there were 13,220,263 shares of Common Stock outstanding, no shares of preferred stock outstanding, and warrants to purchase 6,028,518 shares of Common Stock. Company stockholders who hold their shares in electronic format in U.S. brokerage accounts are not deemed to be separate stockholders, as such shares are held of record by CEDE and Co., which is counted by our transfer agent as a single stockholder of record. Such holder numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

The description of the indemnification arrangements with the Company’s directors and officers is contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s financial statements and supplementary information.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Quantitative and Qualitative Disclosures about Market Risk

The description of the Company’s quantitative and qualitative disclosures about market risk is contained in the Proxy Statement in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of DLQ,” beginning on page 159 of the Proxy Statement, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

At the Special Meeting, the Company’s stockholders also approved a Second Amended and Restated Certificate of Incorporation (“Amended Charter”) to, among other things, change Abri’s name to “Collective Audience, Inc., increase the total number of authorized shares of Common Stock from 100,000,000 to 200,000,000 and the number of authorized preferred stock from 1,000,000 to 100,000,000, remove classes of the Combined Company’s directors and remove blank check provisions and to replace the Charter following the consummation of the Business Combination. The terms of the New Charter are described in greater detail in the Proxy Statement/Prospectus beginning on page 120 of the Proxy Statement/Prospectus and is incorporated herein by reference. The Amended Charter, which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date, includes the amendments proposed by the Charter Amendment Proposal.

At the Special Meeting, the Company’s the stockholders approved and adopted the Amended and Restated Bylaws of Abri (the “Amended Bylaws”) to among other things, set the procedures to nominate directors, reduce the quorum requirement for directors to transact business, allow Abri shares of stock to be uncertificated at the discretion of the board, increase the voting requirements to repeal or amend the “Indemnification” section and remove the ability of the stockholders to call a special meeting, effective upon Closing.

Copies of the Amended Charter and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Amended Charter and the general effect of the Amended Charter and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled (i) “Governance and Advisory Proposals” beginning on page 124, (ii) “Description of Abri Securities” beginning on page 202 and specifically “Changes in Capital Stock as a Result of the Amended Charter” beginning on page 203 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference. Reference is also made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal (Proposal 1)” beginning on page 90, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors and Executive Officers

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 is incorporated herein by reference.

Further, in connection with the Business Combination and effective November 2, 2023, each executive officer of Abri resigned from their position, and Brent Suen was appointed as Chief Executive Officer, Chris Andrews was appointed as Chief Operating Officer and Robb Billy was appointed as Chief Financial Officer.

Effective November 2, 2023, each of Abri’s Board of Directors members resigned with the exception of Nadine Watt. Effective November 2, 2023, Christopher Hardt, Brent Suen, Elisabeth DeMarse and Denis Duncan were appointed to the Company’s Board of Directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05. Amendments to Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Business Combination, on November 2, 2023, the Board approved and adopted a new Code of Ethics and Business Conduct applicable to all employees, officers and directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller (or persons performing similar functions to the aforementioned officers). A copy of the Code of Ethics and Business Conduct can be found in the Company’s website at https://CollectiveAudience.Co,

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, Abri ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal (Proposal 1),” beginning on page 90 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 7.01 Regulation FD Disclosure.

On November 2, 2023, the Company issued a press release announcing the Closing of the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Since the Company, does not hold more than 50% of the voting power for the election of directors after Closing of the Business Combination, the Company does not qualify for the “Controlled Company” exemption as defined by NASDAQ. As a result, the Company must comply with all general NASDAQ corporate governance guidelines. As such,, the Company expects to comply with all NASDAQ general corporate governance guidelines, including having a majority of independent directors on the Board of Directors within one year.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus on pages F-51 through F-72, which are incorporated herein by reference.

(b) Pro Forma Financial Information

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Combined Condensed Combined Financial Information”, beginning on page 172, which is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit	Schedule/Form	File Number	Exhibits	Filing Date
2.1†	Merger Agreement dated as of September 9, 2022 by and among Logiq, Inc., DLQ Inc., Abri SPAC I, Inc. and Abri Merger Sub, Inc.	Form 8-K	001-40723	2.1	September 12, 2022
2.2	First Amendment to the Merger Agreement dated as of May 1, 2023, by and among Logiq, Inc., Abri SPAC I, Inc., Abri Merger Sub, Inc., and DLQ, Inc.	Form 8-K	001-40723	2.2	May 2, 2023
2.3	Second Amendment to the Merger Agreement dated as of June 8, 2023, by and among Logiq, Inc., Abri SPAC I, Inc., Abri Merger Sub, Inc., and DLQ, Inc.	Form 8-K	001-40723	2.3	June 9, 2023
2.4	Third Amendment to the Merger Agreement dated as of July 20, 2023, by and among Logiq, Inc., Abri SPAC I, Inc., Abri Merger Sub, Inc., and DLQ, Inc.	Form 8-K	001-40723	2.4	July 25, 2023
2.5	Fourth Amendment to the Merger Agreement dated as of August 28, 2023 by and among Logiq, Inc., Abri SPAC I, Inc., Abri Merger Sub, Inc., and DLQ, Inc.	Form 8-K	000-51815	2.5	August 31, 2023
3.1	Second Amended and Restated Certificate of Incorporation
3.2	Bylaws	Form S-1	333-257916	3.3	July 15, 2021
4.1	Specimen Common Stock Certificate	Form S-1	333-257916	4.2	July 15, 2021
4.2	Specimen Warrant Certificate	Form S-1	333-257916	4.3	July 15, 2021
4.3	Warrant Agreement dated August 9, 2021, by and between Continental Stock Transfer and Trust Company and Abri	Form 8-K	001-40723	4.1	August 13, 2021
4.4	Specimen Unit Certificate	Form S-1	333-257916	4.1	July 15, 2021
10.1	Form of Amended and Restated Registration Rights Agreement
10.2	Form of Voting Agreement
10.3	Form of Management Earnout Agreement
10.4	Form of Sponsor Earnout Agreement
10.5	Form of Warrant Revenue Sharing Side Letter
10.6	Form of Lock-up Agreement
10.7	Form of Indemnification Agreement
10.8	Form of Parent Stockholder Support Agreement	Form 8-K	001-40723	10.1	September 12, 2022
10.9	Form of Escrow Agreement between DLQ, Inc. and Continental Stock Transfer
10.10	Form of Escrow Agreement between Logiq, Inc, and Continental Stock Transfer
10.11	Right of First Refusal Agreement
14.01	Code of Business Conduct and Ethics
21.1	Subsidiaries of the Company
99.1	Press Release, dated November 2, 2023
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company as of June 30, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*	Filed herewith

+	Indicates a management or compensatory plan.

†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2023	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Brent Suen
	Name:	Brent Suen
	Title:	Chief Executive Officer